PARKWAY, INC. AND PARKWAY OPERATING PARTNERSHIP LP 2016 OMNIBUS EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT GRANT NOTICE Parkway, Inc., a Maryland corporation (the “Company”), pursuant to the Parkway, Inc. and Parkway Operating Partnership LP 2016 Omnibus Equity Incentive Plan (as it may be amended from time to time, the “Plan”), hereby grants to the holder listed below (the “Participant”) an award of restricted stock units (the “RSUs”). Each RSU represents the right to receive one (1) share of common stock of the Company (each, a “Share”) in accordance with the terms and conditions hereof if applicable vesting conditions are satisfied. The RSUs granted pursuant to this Agreement shall be eligible to vest based upon the satisfaction of both Performance Goals and continued Service (as set forth in Exhibit A and Exhibit B) conditions applicable to the RSUs. Each RSU is hereby granted in tandem with a corresponding Dividend Equivalent, as further described in Exhibit A. This award of RSUs is subject to all of the terms and conditions set forth in this Restricted Stock Unit Agreement Grant Notice (the “Grant Notice”), the Restricted Stock Unit Award Agreement attached hereto as Exhibit A and the Performance Goals attached hereto as Exhibit B (together with the Grant Notice, the “Agreement”), and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. Participant: Target Number of RSUs: Target Value as of Grant Date: Grant Date: End Date: Performance Period: The period beginning on the Grant Date and ending on the End Date. Vesting Schedule: The Participant shall be eligible to vest on the Certification Date in a number of RSUs with respect to the Performance Period, subject to and conditioned upon the Participant’s continued Service through the End Date and the Company’s achievement of the Performance Goals as set forth in Exhibit B attached hereto with respect to the Performance Period, in each case in accordance with the terms and conditions of this Agreement. [Signature Page Follows]

By his signature below, the Participant agrees to be bound by the terms and conditions of the Plan and this Agreement. The Participant has reviewed this Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement. In addition, by signing below, the Participant also agrees that the Company, in its sole discretion, may satisfy any withholding obligations in accordance with Section 9 of this Agreement by (i) withholding Shares otherwise issuable to the Participant upon full vesting of the RSUs, (ii) instructing a broker on the Participant’s behalf to sell Shares otherwise issuable to the Participant upon vesting of the RSUs and submit the proceeds of such sale to the Company, or (iii) using any other method permitted by Section 9 of the Agreement or the Plan. If the Participant is married, his spouse has signed the Consent of Spouse attached hereto as Exhibit C. PARKWAY, INC. PARTICIPANT By: Print Name: Print Name: Title: Address: By: Print Name: Title:

A-1 EXHIBIT A TO RESTRICTED STOCK UNIT AGREEMENT GRANT NOTICE RESTRICTED STOCK UNIT AWARD AGREEMENT 1. Grant. The Company hereby grants to the Participant, as of the Grant Date, an award of RSUs, together with an equivalent number of tandem Dividend Equivalents, subject to the terms and conditions contained in this Agreement and the Plan. 2. RSUs. Each RSU that Fully Vests on an applicable Vesting Date shall represent the right to receive payment, in accordance with Section 6, of one Share. Unless and until an RSU Fully Vests, the Participant will have no right to payment in respect of any such RSU. Prior to actual payment in respect of any Fully Vested RSU, such RSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. 3. Vesting. Subject to the terms of the Plan and Section 5, if the Participant remains in Service on the End Date, the RSUs (and their corresponding Dividend Equivalents) shall vest in accordance with the provisions of Exhibit B. 4. Dividend Equivalents. (a) Grant. Each RSU granted hereunder is hereby granted in tandem with a corresponding Dividend Equivalent that shall remain outstanding from the Grant Date through the earlier to occur of (i) the termination or forfeiture for any reason of the RSU to which such Dividend Equivalent corresponds, or (ii) the delivery to the Participant of the Shares underlying the RSU to which such Dividend Equivalent corresponds. For the avoidance of doubt, each Fully Vested RSU in excess of the Target Number of RSUs, if any, determined in accordance with this Agreement shall be granted in tandem with a corresponding Dividend Equivalent that shall be treated as if it remained outstanding from the Grant Date to the Certification Date. (b) Payment. Each Dividend Equivalent (i) shall become payable if and when the RSU to which such Dividend Equivalent relates becomes Fully Vested, and (ii) shall be paid in cash, unless otherwise determined by the Committee, at the time of settlement of the underlying RSU in an amount equal to the total dividends per Share with applicable record dates occurring over the period during which such Dividend Equivalent was outstanding. If the RSU linked to a Dividend Equivalent fails to Fully Vest and is forfeited for any reason, then (x) the linked Dividend Equivalent shall be forfeited as well; (y) any amounts otherwise payable in respect of such Dividend Equivalent shall be forfeited without payment; and (z) the Company shall have no further obligations in respect of such Dividend Equivalent. The Participant shall not be entitled to any payment under a Dividend Equivalent with respect to any dividend with an applicable record date that occurs prior to the Grant Date or after the termination of the underlying RSU for any reason, whether due to payment, forfeiture of the RSU, or otherwise. Dividend Equivalents and any amounts that may become distributable in respect thereof shall be treated separately from the RSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Code Section 409A. 5. Forfeiture and Termination of RSUs and Dividend Equivalents. (a) Failure to Achieve Performance Goal. To the extent that some or all of the RSUs do not become Fully Vested as of the Certification Date based on achievement of the Performance Goals, such unvested RSUs and all Dividend Equivalents associated with such unvested RSUs shall thereupon automatically be forfeited by the Participant as of the Certification Date without payment of any

A-2 consideration therefor. (b) Termination of Service Prior to the End Date. In the event that the Participant experiences a Termination of Service prior to the End Date for any reason, all of the RSUs covered by this Agreement as of the date of termination and any Dividend Equivalents associated with such RSUs shall thereupon automatically be forfeited by the Participant as of the date of termination without payment of any consideration therefor. 6. Payment of RSUs. As soon as administratively practicable following an applicable Vesting Date on which any RSUs become Fully Vested in accordance with Exhibit B, but in no event later than thirty (30) days after the applicable Vesting Date, the Company shall deliver to the Participant (or any transferee permitted under Section 11 below) a number of Shares (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Committee in its sole discretion) equal to the number of RSUs that have Fully Vested on the applicable Vesting Date. 7. Conditions to Delivery of Shares. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares deliverable hereunder prior to fulfillment of the conditions set forth in Section 19 of the Plan. In the event that the Company delays a distribution or payment in settlement of RSUs because it determines that the issuance of Shares in settlement of such RSUs will violate federal securities laws or other applicable law, such distribution or payment shall be made at the earliest date at which the Company reasonably determines that the making of such distribution or payment will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii). No payment shall be delayed under this Section 7 if such delay will result in a violation of Code Section 409A. In no event shall any such delay in the issuance of Shares impact the payment timing applicable to Dividend Equivalents payable in cash. 8. Rights as Stockholder. The holder of the RSUs shall not be, nor have any of the rights or privileges of, a stockholder of the Company, including, without limitation, voting rights and rights to dividends, in respect of the RSUs or any Shares underlying the RSUs unless and until such Shares shall have been issued by the Company and are held of record by such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan. 9. Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company (including without limitation, as provided in the Grant Notice), an amount sufficient to satisfy all applicable federal, state, and local taxes (including without limitation any income and employment tax obligations) required by law to be withheld (if any) with respect to any taxable event arising in connection with the RSUs and/or the Dividend Equivalents. The Company shall not be obligated to deliver any new certificate representing Shares to the Participant or the Participant’s legal representative or to enter such Shares in book entry form unless and until the Participant or the Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state, and local taxes applicable to the taxable income of the Participant arising in connection with the RSUs or payments thereunder. 10. Administration. The Committee shall have the power to interpret the Plan and this Agreement as provided in the Plan. All interpretations and determinations made by the Committee in good faith shall be final and binding upon the Participant, the Company, and all other interested persons. 11. Non-Transferability. Without limiting the generality of any other provision hereof, the

A-3 RSUs and Dividend Equivalents shall be subject to the restrictions on transferability set forth in Section 18(d) of the Plan. 12. Adjustments. The Participant acknowledges that the RSUs and Dividend Equivalents are subject to modification and termination in certain events as provided in this Agreement and Sections 14 or 15 of the Plan. 13. Severability. In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement, which shall remain in full force and effect. 14. Tax Consultation. The Participant understands that the Participant may suffer adverse tax consequences in connection with the RSUs and/or Dividend Equivalents granted pursuant to this Agreement (and any Shares issuable or amounts payable with respect thereto). The Participant represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the RSUs and Dividend Equivalents and the issuance of Shares and making of payments with respect thereto and that the Participant is not relying on the Company for any tax advice. 15. Participant’s Representations. The Participant shall, if required by the Company, concurrently with the issuance of any securities hereunder, make such written representations as are deemed necessary or appropriate by the Company and/or the Committee. 16. Section 409A. (a) General. To the extent that the Committee determines that any RSUs and/or Dividend Equivalents may not be exempt from or compliant with Code Section 409A, the Committee may amend this Agreement in a manner intended to preserve the intended tax treatment of the RSUs and/or Dividend Equivalents and avoid the imposition of penalties under Code Section 409A by causing the RSUs and Dividend Equivalents (as applicable) to comply with the requirements of Code Section 409A or an exemption therefrom (including amendments with retroactive effect), or take any other actions as it deems necessary or appropriate in accordance with the foregoing. To the extent applicable, this Agreement shall be interpreted in accordance with the provisions of Code Section 409A. Notwithstanding anything herein to the contrary, the Participant expressly agrees and acknowledges that in the event that any taxes are imposed under Code Section 409A in respect of any compensation or benefits payable to the Participant, then (i) the payment of such taxes shall be solely the Participant’s responsibility; (ii) neither the Company nor any of its past or present directors, officers, employees, or agents shall have any liability for any such taxes; and (iii) the Participant shall indemnify and hold harmless, to the greatest extent permitted under law, each of the foregoing from and against any claims or liabilities that may arise in respect of any such taxes. (b) Potential Six-Month Delay. Notwithstanding anything to the contrary in this Agreement, no Shares (or other amounts) shall be paid to the Participant during the six (6)-month period following the Participant’s “separation from service” (within the meaning of Code Section 409A, and Treasury Regulation Section 1.409A-1(h)) (“Separation from Service”) to the extent that the Company determines that the Participant is a “specified employee” (within the meaning of Code Section 409A) at the time of such Separation from Service and that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Code Section 409A(a)(2)(b)(i). If the payment of any such amounts is delayed as a result of the previous sentence, then on the first (1st) business day following the end of such six (6)-month period (or such earlier date upon which such amount can be paid

A-4 under Code Section 409A without being subject to such additional taxes), the Company shall pay to the Participant in a lump-sum all Shares (or other amounts) that would have otherwise been payable to the Participant during such six (6)-month period under this Agreement. 17. Amendment, Suspension, and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Committee or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension, or termination of this Agreement shall adversely affect the RSUs or Dividend Equivalents in any material way without the prior written consent of the Participant. 18. Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee, Director, Consultant, or other service provider of the Company or any of its affiliates or shall interfere with or restrict in any way the rights of the Company and its affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or an affiliate and the Participant. 19. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the RSUs, the Dividend Equivalents, and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. 20. Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, as well as all applicable state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs and Dividend Equivalents are granted, only in such a manner as to conform to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations. 21. Limitation on the Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. The Participant shall have only the rights of a general unsecured creditor of the Company and its affiliates with respect to amounts credited and benefits payable, if any, with respect to the RSUs, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to RSUs, as and when payable hereunder. 22. Successors and Assigns. The Company or any affiliate may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company and its affiliates. Subject to the restrictions on transfer set forth in Section 11 above, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns. 23. Entire Agreement. The Plan and this Agreement (including all Exhibits thereto, if any)

A-5 constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and its affiliates and the Participant with respect to the subject matter hereof. 24. Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. Any notice shall be deemed duly given when sent via email or when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service. 25. Governing Law and Venue. The laws of the State of Maryland shall govern the interpretation, validity, administration, enforcement, and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws. The Participant agrees that the exclusive venue for any disputes arising out of or related to this Agreement shall be the state or federal courts located in Orlando, Florida. 26. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

B-1 \\DC - 039811/000025 - 9441635 v1 EXHIBIT B TO RESTRICTED STOCK UNIT AGREEMENT GRANT NOTICE PERFORMANCE GOALS [The RSUs (and their corresponding Dividend Equivalents) shall vest based on the achievement of the Performance Goals to be established, tailored, and set forth herein as of the Grant Date by the Committee based on one or more Performance Goals under the Plan and consistent with the terms of the Plan.]

C-1 EXHIBIT C TO RESTRICTED STOCK UNIT AGREEMENT GRANT NOTICE CONSENT OF SPOUSE I, ____________________, spouse of ____________________, have read and approve the Restricted Stock Unit Agreement Grant Notice to which this Consent of Spouse is attached, including Exhibit A and Exhibit B thereto (together, the “Agreement”). In consideration of issuing to my spouse the RSUs and Dividend Equivalents set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement and any RSUs, Dividend Equivalents, Shares, or cash issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement. Dated: _______________ Signature of Spouse